UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2017

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	47-4908760
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 14, 2017, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on December 22, 2017 to shareholders of record at the close of business on December 12, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K.

99.1                        Press Release of the Company dated September 14, 2017.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated September 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILORED BRANDS, INC.

Date: September 14, 2017	By:	/s/ Brian T. Vaclavik
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer